                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  January 9, 1998


                               WEEKS REALTY, L.P.
             (Exact name of registrant as specified in its charter)


    Georgia                         000-22933                    58-2121388
    -------                         ---------                    ----------
  (State of                     (Commission File               (IRS Employer
Incorporation)                      Number)                  Identification No.)

                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770)923-4076
                                 -------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 9, 1998, Weeks Realty, L.P., (the "Operating Partnership"), a majority owned subsidiary of Weeks Corporation (the "Company"), closed an acquisition of approximately 2.3 million square feet of office, industrial and retail properties and 4.77 acres of land subject to four ground leases located in Miami, Florida (referred to herein as the "Beacon Centre Acquisition Properties"). The acquisition was consummated pursuant to the Contribution Agreement dated January 2, 1998 by and among the Company and the Operating Partnership and Armando Codina, Codina Family Investments, Ltd., Codina West Dade Development Corporation, The Benenson Capital Company, Raha Associates, Inc., Laurence Tisch, Preston Tisch, Raha Associates II, Inc., and Codina West Dade Development Corporation No.5 (the "Contributors"). As part of the transaction, Armando Codina will join the Company's Board of Directors.

Total acquisition consideration was approximately $175 million, including closing costs and acquisition expenses, and consisted of 928,570 units of limited partnership interest in Weeks Realty, L.P. ("Units") having an aggregate value of approximately $28.3 million based on the $30.4875 average share trading price of the Company's common stock for the 20 trading days immediately preceding the date on which the parties agreed to the letter of intent relating to the acquisition (November 21, 1997); the assumption of mortgage indebtedness of approximately $78.2 million with an interest rate of 8.59%, maturing in the year 2010; the assumption of certain other liabilities in excess of other assets of approximately $4.2 million; and cash of approximately $64.3 million. The final acquisition price is subject to adjustment based upon an audit of the other assets and other liabilities included in the transaction. The cash portion of the acquisition price was financed through borrowings under the Operating Partnership's line of credit facility with Wachovia Bank, N.A., as agent. The 272,566 Units issued to Armando Codina and affiliated entities are subject to a registration rights and lock-up agreement which restricts the conversion of the Units into shares of Company common stock and resale of such shares until the earlier of the date on which Armando Codina's term as a Director expires if he is not re-elected to the Board of Directors of the Company or January 9, 2001. The Company has agreed, upon expiration of the lock-up, to file a shelf registration statement under the federal securities laws to register the resale of the shares of Company common stock issuable upon conversion of these Units. The 656,004 Units issued to the remaining Contributors are not subject to a lock-up agreement and the resale of the shares of Company common stock issuable upon conversion of these Units will be registered under the federal securities laws pursuant to a shelf registration statement.

The Beacon Centre Acquisition Properties consist of 24 business distribution, business service, office and retail buildings totaling 2,268,346 square feet of leasable space and four ground leases. The land and buildings are located on contiguous sites approximately two miles west of the Miami International Airport in the Airport West industrial submarket of Dade County, Florida. The buildings were constructed between 1989 and 1997. The land and buildings are leased to a number of tenants and the buildings were approximately 99% occupied at December 31, 1997. The Operating Partnership expects to continue to operate the properties as business distribution, business service, office and retail buildings held for lease to tenants and the buildings will be managed on behalf of the Operating Partnership by Codina Group, Inc., a Miami, Florida based real estate services company wholly owned by Armando Codina. As previously announced, the Operating Partnership, through an affiliated third-party service corporation, and St. Joe Corporation each has agreed to acquire a one-third interest in Codina Group, Inc.

In addition, the Operating Partnership is obligated to acquire one additional building under construction at Beacon Centre totaling 90,000 square feet on the earlier of the building's stabilization date, as defined, or March 31, 1999, at an acquisition price equal to the greater of $4.8 million or net operating income, as defined, divided by a capitalization rate of 8.7%. Additionally, the Contributors have an option to put to the Operating Partnership 8.4 acres of undeveloped land at Beacon Centre during a 180 day period beginning 18 months from January 9, 1998 for aggregate consideration of $4 million.

The following table sets forth certain information concerning the Beacon Centre Acquisition Properties:

-------------------------------------------------------------------------------
                            Property      Square     12/31/97      Year
Property                    Type(1)        Feet     Occupancy   Constructed
-------------------------------------------------------------------------------
Buildings
2001-2023 NW 84th Avenue       D           104,188      100.0%         1992
1701-1729 NW 84th Avenue       D           114,682      100.0%         1992
1601-1629 NW 84th Avenue       D           114,032      100.0%         1993
1401-1419 NW 84th Avenue       D            86,677      100.0%         1995
2000 NW 84th Avenue            D           118,897      100.0%         1989
1850 NW 84th Avenue            D            97,830      100.0%         1989
8401 NW 17th Street            D            37,116      100.0%         1993
8400-8416 NW 17th Street       D            75,430      100.0%         1991
1600-1616 NW 84th Avenue       D            75,430      100.0%         1992
1900-1924 NW 84th Avenue       S            35,226      100.0%         1990
8491 NW 17th Street            S            35,170      100.0%         1990
2101-2119 NW 84th Avenue       D            78,673      100.0%         1989
2200 NW 84th Avenue            S            30,381      100.0%         1990
2250 NW 84th Avenue            S            35,584      100.0%         1994
8530 NW 23rd Street            D            93,152      100.0%         1994
2105-2153 NW 86th Avenue       D            91,406      100.0%         1993
8501 NW 17th Street            D           214,644      100.0%         1995
8500 NW 17th Street            D            78,671      100.0%         1995
8550 NW 17th Street            D            74,842      100.0%         1995
8400 NW 25th Street            D           178,709       91.4%         1996
1701-2085 NW 87th Avenue       D           226,734      100.0%         1995
8600 NW 17th Street            O            63,240      100.0%         1997
8575 NW 13th Terrace           R            87,005      100.0%         1993
8323 NW 12th Street           O/R          120,627       97.8%         1991
-------------------------------------------------------------------------------
                                         2,268,346       99.2%
-------------------------------------------------------------------------------

Ground Leases
1695 NW 87th Avenue      GL
8696 NW 13th Terrace     GL
8695 NW 13th Terrace     GL
8695 NW 12th Street      GL
(1) D = business distribution; S = business service; O = suburban office; R = retail; GL = ground lease.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The audited historical financial statements of the Beacon Centre Acquisition Properties required by this Item 7(a)(3) are not currently available. Such financial statements will be filed as soon as practicable and in no event later than 60 days after the date this Current Report is required to be filed.

(b)  Pro Forma Financial Information.

     The pro forma financial information required by this Item 7(b) is not currently available. Such pro forma financial information will be filed as soon as practicable and in no event later than 60 days after the date this Current Report is required to be filed.

(c)  Exhibits.

     Exhibit # Description
     --------- -----------

        2.1 Beacon Centre Contribution Agreement dated January 2, 1998 by and between Armando Codina, Codina West Dade Development Corporation, Codina Family Investments, Ltd., The Benenson Capital Company, Raha Associates, Inc., Laurence Tisch, Preston Tisch, Raha Associates II, Inc., Codina West Dade Development Corporation
               No. 5, and Weeks Realty, L.P., and Weeks Corporation.

        10.1 Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P. dated January 9, 1998.

        10.2 Registration Rights Agreement dated January 9, 1998 by and among Weeks Corporation and The Benenson Capital Company, Raha Associates, Inc., Laurence Tisch and Preston Tisch.

        10.3 Registration Rights and Lock-up Agreement dated January 9, 1998 by and among Weeks Corporation and Armando Codina, Codina Family Investments, Ltd., and Codina West Dade Development Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WEEKS CORPORATION
                                       Registrant

Date:  January 23, 1998                /s/David P. Stockert
                                       ------------------------------
                                       David P. Stockert
                                       Senior Vice President and
                                       Chief Financial Officer

                                 Exhibit Index

   Exhibit      Description
   -------      -----------
     2.1        Beacon Centre Contribution Agreement dated January 2, 1998 by and between Armando Codina, Codina West Dade Development
                Corporation, Codina Family Investments, Ltd., The Benenson
                Capital Company, Raha Associates, Inc., Laurence Tisch, Preston
                Tisch, Raha Associates II, Inc., Codina West Dade Development
                Corporation No. 5, and Weeks Realty, L.P., and Weeks
                Corporation.

     10.1 Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P. dated January 9, 1998.

     10.2 Registration Rights Agreement dated January 9, 1998 by and among Weeks Corporation and The Benenson Capital Company, Raha Associates, Inc., Laurence Tisch and Preston Tisch.

     10.3 Registration Rights and Lock-up Agreement dated January 9, 1998 by and among Weeks Corporation and Armando Codina, Codina Family Investments, Ltd., and Codina West Dade Development Corporation.